SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Fidelity Advisor Series I
(Name of Registrant as Specified In Its Charter)

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IMPORTANT

SHAREHOLDER UPDATE

PLEASE CAST YOUR VOTE NOW!

Fidelity®Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Equity Value Fund

Fidelity Advisor Fifty Fund

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Growth Opportunities Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Leveraged Company Stock Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor TechnoQuant® Growth Fund

Fidelity Advisor Value Strategies Fund

URGENT PROXY VOTING REQUEST

A few weeks ago we mailed you proxy information to enable you to vote on important proposals that affect the fund(s) and your investment(s). This information describes each proposal and asks for your vote on these important issues. It has been called to our attention that we have not yet received your ballot.

Your vote is important, no matter how large or small your holdings may be.

I am writing to remind you that your participation is extremely important. The Special Meeting of Shareholders scheduled for December 19, 2001 cannot be held until we receive a majority of the votes. If you do not plan to cast your vote at the meeting on December 19, please indicate your vote on the enclosed proxy card(s). Shareholders who hold more than one account in the fund(s) will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Telephone 1-800-848-3155

Call toll-free weekdays from 8:00 AM - 11:00 PM Eastern Time and Saturdays from 11:00 AM - 6:00 PM, Eastern Time. Your vote will be recorded by a representative of D.F. King & Co., Inc., our independent proxy solicitation firm.

2. Vote By Touch-Tone Phone

Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

3. Vote by Fax

Please fax the front and back of your signed proxy card(s) to our proxy tabulator at

1-888-451-8683.

4. Vote by Mail

Please mail your signed proxy card(s) in the postage-paid envelope.

PLEASE VOTE YOUR PROXY NOW

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-800-544-3198. We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

2. To elect a Board of Trustees.

3. To approve a Distribution and Service Plan Pursuant to Rule 12b-1 for Fidelity® Advisor Value Strategies Fund: Initial Class.

4. To approve an amended management contract for Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor TechnoQuant® Growth Fund, and Fidelity Advisor Value Strategies Fund.

5. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for each of Fidelity Advisor Balanced Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Advisor Value Strategies Fund.

6. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for each of Fidelity Advisor Balanced Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Advisor Value Strategies Fund.

7. To eliminate a fundamental investment policy and modify the fundamental investment objective of Fidelity Advisor Equity Growth Fund.

8. To eliminate a fundamental investment policy of Fidelity Advisor Balanced Fund.

9. To eliminate fundamental investment policies of Fidelity Advisor Growth Opportunities Fund.

10. To amend the fundamental limitation concerning concentration for Fidelity Advisor Equity Growth Fund.

11. To amend the fundamental investment limitation concerning underwriting for Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Advisor Value Strategies Fund.

12. To amend the fundamental investment limitation concerning lending for Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Advisor Value Strategies Fund.

Why are the funds proposing to adopt an amended and restated Declaration of Trust? (Proposal 1)

The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees to increase the maximum number of Trustees from twelve (12) to fourteen (14). This increase, if approved, will allow the Board to better organize itself and its committees in overseeing management of the Fidelity funds and to expand the level of the Board's expertise. The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the Investment Company Act of 1940 (1940 Act) and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. Adoption of the New Declaration of Trust will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

What role does the Board play? (Proposal 2)

The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds. If Proposal 2 is approved, the thirteen nominees receiving the highest number of votes will be elected to the Board. If Proposal 2 is not approved, those twelve nominees (not including Mr. Stavropoulos) receiving the highest number of votes cast, shall be elected.

Why are you adopting a Distribution and Service Plan for Fidelity Advisor Value Strategies Fund: Initial Class? (Proposal 3)

The Plan contemplates that all expenses relating to the distribution of Initial Class shares shall be paid for by Fidelity Management & Research Company (FMR), or Fidelity Distributors Corporation (FDC), a wholly owned subsidiary of FMR Corp., out of past profits and other resources, including management fees paid by the fund to FMR. The Plan also recognizes that FMR, either directly or through FDC, may make payments from these sources to securities dealers and to other third parties who engage in the sale of Initial Class shares or who render shareholder services. The Plan does not authorize payments by the fund other than those that are to be made to FMR under its management contract. Please refer to the proxy statement for specific details about this proposal.

Why are you modifying the management contract for each of Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Advisor Value Strategies Fund? (Proposal 4)

The changes to each contract would modify the management fee that FMR receives from each fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, for Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, and Fidelity Advisor TechnoQuant Growth Fund, the amended management contract also allows FMR and the trust, on behalf of each fund, to modify each fund's management contract, without shareholder vote, subject to the requirements of the 1940 Act. If shareholders approve the amended contracts, FMR could not, in the future, amend each fund's management contract to increase the management fee rate payable to FMR without shareholder approval.

The amended contracts will result in a management fee that is the same as, or lower than, the fee payable under the present contracts. Please refer to the proxy statement for specific details of the amended management contracts proposal.

What is a sub-advisory agreement and how will the proposed amended sub-advisory agreements with FMR U.K. and FMR Far East affect Fidelity Advisor Balanced Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Advisor Value Strategies Fund? (Proposals 5&6)

Generally, the sub-advisory agreements allow FMR increased access to more specialized investment expertise in foreign markets. Each fund's amended sub-advisory agreement would allow FMR, FMR U.K, FMR Far East, and the trust, on behalf of the funds, to allow future modifications of the agreement without a shareholder vote, subject to requirements of the 1940 Act. Under each fund's present agreement, FMR U.K and FMR Far East act as investment consultants to FMR and supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR U.K and FMR Far East provide investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe and the Far East.

Why are you requesting to eliminate a fundamental investment policy and modify the fundamental investment objective of Fidelity Advisor Equity Growth Fund? (Proposal 7)

Modifying the fundamental objective and eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing non-fundamental policies relating to investment in equity securities of companies that FMR believes have above-average growth potential. On January 17, 2001, the SEC adopted a rule concerning funds whose names suggest an investment policy focused on a particular type of investment industry, country, or geographic region. To comply with this rule, the fund will replace its current non-fundamental 65% policy with a non-fundamental policy of normally investing at least 80% of its net assets in equity securities. The fund also will adopt a non-fundamental policy of normally investing primarily in common stocks. Pursuant to its fundamental policy, the fund would continue to be "diversified" as defined in the 1940 Act. Modifying the fundamental investment objective and eliminating the fundamental investment policy as described in the proxy statement are not expected to have any material effect on the way the fund is managed.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Balanced Fund? (Proposal 8)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing non-fundamental policies of investing at least 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower quality debt securities, when its outlook is neutral, and at least 25% of total assets in fixed-income senior securities. Eliminating the fundamental investment policy as described in the proxy statement is not expected to have any material effect on the way the fund is managed.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Growth Opportunities Fund? (Proposal 9)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. The principal security type in which the fund invests is equity securities, which includes common stock and securities convertible into common stock. If the proposal is approved, the fund will continue to rely on its non-fundamental policy of normally investing primarily in common stocks. Eliminating the fundamental investment policy as described in the proxy statement is not expected to have any material effect on the way the fund is managed.

What is the benefit of amending Fidelity Advisor Equity Growth Fund's fundamental investment limitation concerning the concentration of its investments? (Proposal 10)

The primary purpose of the proposed amendment is to conform the fund's fundamental investment limitation concerning concentration to a limitation which is expected to become standard for all similar funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

Why are you proposing to change the fundamental investment limitation concerning underwriting for each of Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Advisor Value Strategies Fund? (Proposal 11)

The purpose of the proposed change is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, a fund is technically considered an underwriter under federal securities laws. The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the types of securities in which each fund invests.

Why are you proposing to change the fundamental investment limitation concerning lending for each of Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Advisor Value Strategies Fund? (Proposal 12)

The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each fund invests. However, the proposed limitation would clarify that acquisitions of loans, loan participations, or other debt instruments are not considered lending.

IMPORTANT

SHAREHOLDER UPDATE

PLEASE CAST YOUR VOTE NOW!

Fidelity®Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Equity Value Fund

Fidelity Advisor Fifty Fund

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Growth Opportunities Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Leveraged Company Stock Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor TechnoQuant® Growth Fund

Fidelity Advisor Value Strategies Fund

URGENT PROXY VOTING REQUEST

The Special Shareholder meeting for these funds is scheduled for December 19, 2001. Many more shareholders must vote their proxies for the funds to be able to hold their shareholder meeting.

By voting promptly, your fund will be able to conduct necessary business.

Inside, you will find information to enable you to vote on important proxy proposals that affect the funds and your investment.

If you have already voted, thank you!

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

2. To elect a Board of Trustees.

3. To approve a Distribution and Service Plan Pursuant to Rule 12b-1 for Fidelity® Advisor Value Strategies Fund: Initial Class.

4. To approve an amended management contract for Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor TechnoQuant® Growth Fund, and Fidelity Advisor Value Strategies Fund.

5. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for each of Fidelity Advisor Balanced Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Advisor Value Strategies Fund.

6. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for each of Fidelity Advisor Balanced Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Advisor Value Strategies Fund.

7. To eliminate a fundamental investment policy and modify the fundamental investment objective of Fidelity Advisor Equity Growth Fund.

8. To eliminate a fundamental investment policy of Fidelity Advisor Balanced Fund.

9. To eliminate a fundamental investment policy of Fidelity Advisor Growth Opportunities Fund.

10. To amend the fundamental limitation concerning concentration for Fidelity Advisor Equity Growth Fund.

11. To amend the fundamental investment limitation concerning underwriting for each of Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Advisor Value Strategies Fund.

12. To amend the fundamental investment limitation concerning lending for each of Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Advisor Value Strategies Fund.

Why are the funds proposing to adopt an amended and restated Declaration of Trust? (Proposal 1)

The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees to increase the maximum number of Trustees from twelve (12) to fourteen (14). This increase, if approved, will allow the Board to better organize itself and its committees in overseeing management of the Fidelity funds and to expand the level of the Board's expertise. The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the Investment Company Act of 1940 (1940 Act) and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. Adoption of the New Declaration of Trust will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

What role does the Board play? (Proposal 2)

The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds. If Proposal 2 is approved, the thirteen nominees receiving the highest number of votes will be elected to the Board. If Proposal 2 is not approved, those twelve nominees (not including Mr. Stavropoulos) receiving the highest number of votes cast, shall be elected.

Why are you adopting a Distribution and Service Plan for Fidelity Advisor Value Strategies Fund: Initial Class? (Proposal 3)

The Plan contemplates that all expenses relating to the distribution of Initial Class shares shall be paid for by Fidelity Management & Research Company (FMR), or Fidelity Distributors Corporation (FDC), a wholly owned subsidiary of FMR Corp., out of past profits and other resources, including management fees paid by the fund to FMR. The Plan also recognizes that FMR, either directly or through FDC, may make payments from these sources to securities dealers and to other third parties who engage in the sale of Initial Class shares or who render shareholder services. The Plan does not authorize payments by the fund other than those that are to be made to FMR under its management contract. Please refer to the proxy statement for specific details about this proposal.

Why are you modifying the management contract for each of Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Advisor Value Strategies Fund? (Proposal 4)

The changes to each contract would modify the management fee that FMR receives from each fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, for Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, and Fidelity Advisor TechnoQuant Growth Fund, the amended management contract also allows FMR and the trust, on behalf of each fund, to modify each fund's management contract, without shareholder vote, subject to the requirements of the 1940 Act. If shareholders approve the amended contracts, FMR could not, in the future, amend each fund's management contract to increase the management fee rate payable to FMR without shareholder approval.

The amended contracts will result in a management fee that is the same as, or lower than, the fee payable under the present contracts. Please refer to the proxy statement for specific details of the amended management contracts proposal.

What is a sub-advisory agreement and how will the proposed amended sub-advisory agreements with FMR U.K. and FMR Far East affect Fidelity Advisor Balanced Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Advisor Value Strategies Fund? (Proposals 5&6)

Generally, the sub-advisory agreements allow FMR increased access to more specialized investment expertise in foreign markets. Each fund's amended sub-advisory agreement would allow FMR, FMR U.K, FMR Far East, and the trust, on behalf of the funds, to allow future modifications of the agreement without a shareholder vote, subject to requirements of the 1940 Act. Under each fund's present agreement, FMR U.K and FMR Far East act as investment consultants to FMR and supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR U.K and FMR Far East provide investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe and the Far East.

Why are you requesting to eliminate a fundamental investment policy and modify the fundamental investment objective of Fidelity Advisor Equity Growth Fund? (Proposal 7)

Modifying the fundamental objective and eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing non-fundamental policies relating to investment in equity securities of companies that FMR believes have above-average growth potential. On January 17, 2001, the SEC adopted a rule concerning funds whose names suggest an investment policy focused on a particular type of investment industry, country, or geographic region. To comply with this rule, the fund will replace its current non-fundamental 65% policy with a non-fundamental policy of normally investing at least 80% of its net assets in equity securities. The fund also will adopt a non-fundamental policy of normally investing primarily in common stocks. Pursuant to its fundamental policy, the fund would continue to be "diversified" as defined in the 1940 Act. Modifying the fundamental investment objective and eliminating the fundamental investment policy as described in the proxy statement are not expected to have any material effect on the way the fund is managed.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Balanced Fund? (Proposal 8)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing non-fundamental policies of investing at least 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower quality debt securities, when its outlook is neutral, and at least 25% of total assets in fixed-income senior securities. Eliminating the fundamental investment policy as described in the proxy statement is not expected to have any material effect on the way the fund is managed.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Growth Opportunities Fund? (Proposal 9)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. The principal security type in which the fund invests is equity securities, which includes common stock and securities convertible into common stock. If the proposal is approved, the fund will continue to rely on its non-fundamental policy of normally investing primarily in common stocks. Eliminating the fundamental investment policy as described in the proxy statement is not expected to have any material effect on the way the fund is managed.

What is the benefit of amending Fidelity Advisor Equity Growth Fund's fundamental investment limitation concerning the concentration of its investments? (Proposal 10)

The primary purpose of the proposed amendment is to conform the fund's fundamental investment limitation concerning concentration to a limitation which is expected to become standard for all similar funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

Why are you proposing to change the fundamental investment limitation concerning underwriting for each of Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Advisor Value Strategies Fund? (Proposal 11)

The purpose of the proposed change is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, a fund is technically considered an underwriter under federal securities laws. The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the types of securities in which each fund invests.

Why are you proposing to change the fundamental investment limitation concerning lending for each of Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Advisor Value Strategies Fund? (Proposal 12)

The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each fund invests. However, the proposed limitation would clarify that acquisitions of loans, loan participations, or other debt instruments are not considered lending.